SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Small Cap Value Fund,

Segall Bryant & Hamill Small Cap Growth Fund,

Segall Bryant & Hamill Small Cap Core Fund,

Segall Bryant & Hamill All Cap Fund,

Segall Bryant & Hamill Emerging Markets Fund,

Segall Bryant & Hamill International Small Cap Fund,

Segall Bryant & Hamill Fundamental International Small Cap Fund,

Segall Bryant & Hamill Global All Cap Fund,

Segall Bryant & Hamill Workplace Equality Fund,

Segall Bryant & Hamill Short Term Plus Fund,

Segall Bryant & Hamill Plus Bond Fund,

Segall Bryant & Hamill Quality High Yield Fund,

Segall Bryant & Hamill Municipal Opportunities Fund, and

Segall Bryant & Hamill Colorado Tax Free Fund

Supplement dated January 1, 2021 to the

Statement of Additional Information (“SAI”)

dated May 1, 2020, as supplemented

Effective January 1, 2021, the SAI is hereby amended as follows:

Ms. Mary Anstine has resigned as an Independent Trustee and Chairperson of the Board of Trustees (the “Board”) of Segall Bryant & Hamill Trust (the “Trust”). All references to Ms. Anstine are hereby deleted. Due to the resignation of Ms. Anstine, the Board has appointed Ms. Janice M. Teague to serve as Chairperson.

Also effective January 1, 2021, the members of the standing Board Committees will be changed. The Audit Committee will be composed of Messrs. Pederson and Sparks (Chairperson) and Ms. Teague. The Investment Review Committee will be composed of Messrs. Abood (Chairperson), DeTore, and Smith. The Nominating and Governance Committee will be composed of Messrs. DeTore (Chairperson) and Pederson and Ms. Teague.

Effective as of the same date, the “Ownership of Securities” for the Segall Bryant & Hamill Quality High Yield Fund for Troy Johnson, on page 75 of the SAI, is hereby deleted and replaced with the following:

Portfolio Manager	Fund	Ownership Range
Troy Johnson	Segall Bryant & Hamill Quality High Yield Fund	$100,001 - $500,000

Please retain this supplement with your Statement of Additional Information.